Filed under Rule 497(c)

File Nos. 033-49552

811-06740

Prospectus     December 29, 2014

Class (Ticker Symbol): L (CFRXX)

WESTERN ASSET

INSTITUTIONAL CASH RESERVES

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class L shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses[1] (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.20
Distribution and/or service (12b-1) fees	0.10
Other expenses	0.02
Total annual fund operating expenses	0.32
Fees waived and/or expenses reimbursed[2]	(0.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.30

[1]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Prime Cash Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Prime Cash Reserves Portfolio.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.30% for Class L shares. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class L	31	99	176	401

The fund is a feeder fund that invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio, which has the same goals and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

2	Western Asset Institutional Cash Reserves

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

You should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of your investment may also go down when interest rates rise. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise.

Recent market events risk. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008.

Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets.

Credit risk. An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may

Western Asset Institutional Cash Reserves	3

Principal risks cont’d

not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the implementation of the new requirements recently adopted for money market funds may have a negative effect on the fund’s yield.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Concentration risk. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and other financial services companies, and thus will be more susceptible to negative events affecting the worldwide financial services sector.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Liquidity risk. The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Money market fund reform risk. New requirements for money market funds will take effect over the course of 2015 and 2016. The new regulations will impact funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest. “Retail” money market funds will generally limit their beneficial owners to natural persons. All other money market funds will be considered to be “institutional” money market funds.

“Prime” money market funds will be permitted to invest primarily in corporate or other non-governmental securities, “U.S. government” money market funds will be required to invest a very high percentage of their assets in U.S. government securities and “municipal” money market funds will be required to invest significantly in municipal securities. Under the new requirements, institutional prime money market funds and institutional municipal money market funds will be required to sell and redeem shares at prices based on their market value (a floating net asset value). Retail money market funds and institutional U.S. government money market funds will not be subject to the floating net asset value requirement. The new rules will also permit or require both retail and institutional money market funds to impose liquidity fees and suspend redemptions temporarily in certain circumstances. As a result, money market funds will be required to implement changes that will impact and may adversely affect the funds and their investors.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

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Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class L shares. The table shows the average annual total returns of each class of the fund’s shares offered through this Prospectus that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (12/31/2006): 1.31    Worst Quarter (09/30/2013): 0.01

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2014, was 0.01

Average annual total returns (%)
(for periods ended December 31, 2013)

	1 year	5 years	10 years
Class L	0.04	0.21	1.83

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Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase or redeem shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums for Class L shares generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
Institutional Investors purchasing through financial intermediaries	1 million/50

Class L shares are available only through financial intermediaries. Your financial intermediary may impose different investment minimums.

The fund normally calculates its net asset value as of each hour from 9:00 a.m. (Eastern time) until its close of business (normally 5:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

6	Western Asset Institutional Cash Reserves

More on the fund’s investment strategies, investments and risks

The fund is a money market fund. Money market funds must follow strict rules about the quality, liquidity, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Credit quality

The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.

Maturity

The fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. The fund maintains a weighted average maturity of not more than 60 days. In addition, the fund must comply with rules with respect to the fund’s weighted average life. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, the fund’s subadviser or Board will decide whether the security should be held or sold.

Liquidity

The fund must follow strict rules with respect to the liquidity of its portfolio securities including daily and weekly liquidity requirements. In addition, the fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by the fund may become illiquid following purchase.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

U.S. Treasury obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. Treasuries also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts that are transferable through the federal book-entry system. Because payments on STRIPS are made only at maturity, during periods of changing interest rates, STRIPS may be more volatile than unstripped U.S. Treasury obligations with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. At maturity, a TIPS holder is entitled to the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates decrease, particularly during periods of low inflation. FRNs are newly introduced floating rate notes that are indexed to the most recent 13-week Treasury bill auction High Rate, and which pay interest quarterly. U.S. Treasury obligations typically offer lower interest rates than other obligations.

Western Asset Institutional Cash Reserves	7

More on the fund’s investment strategies, investments and risks cont’d

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has in the past provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Structured instruments

Structured instruments are specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Mortgage-backed and asset-backed securities

Mortgage-backed securities may be issued or guaranteed by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae, or by municipal issuers. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Municipal securities

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

8	Western Asset Institutional Cash Reserves

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Banking industry concentration

The fund may invest without limit in obligations of U.S. banks and up to 25% of its assets in U.S. dollar-denominated obligations of non-U.S. banks. Obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may be considered obligations of U.S. banks if they meet certain requirements. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Repurchase agreements

In a repurchase agreement, the fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the fund does not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Variable rate demand notes

Variable rate demand notes (VRDNs) and other similar obligations are typically long term instruments issued with a floating rate of interest by municipalities or other issuers. The interest rate usually resets every one to seven days, based on a published interest rate index. Investors typically may resell a VRDN to a third-party financial intermediary serving as a remarketing agent on up to seven days’ notice. A VRDN may be supported by a liquidity facility or a letter of credit. These features permit the VRDN to be treated by a fund as a short-term instrument. Investments in VRDNs involve credit risk with respect to the issuer as well as with respect to the financial institutions providing remarketing, liquidity or credit support. In addition, failures or defaults by one or more of those entities could result in a fund holding a long-term fixed rate illiquid investment.

Defensive investing

The fund may, without limit, hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund will not earn income on those assets and it will be more difficult for the fund to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Investments by other funds

The fund may be an investment option for other funds, including affiliated funds.

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More on the fund’s investment strategies, investments and risks cont’d

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the subadviser:

–	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

–	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

–

Measures the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

Because the fund is subject to maturity limitations on the investments it may purchase, many of its investments are held until maturity. The subadviser may sell a security before maturity when it is necessary to do so to meet redemption requests. The subadviser may also sell a security if the subadviser believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the subadviser’s expectations concerning interest rates), or when the subadviser believes there is superior value in other market sectors or industries.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies under a master/feeder structure. Unless otherwise indicated, references to the fund, called a feeder fund, in this Prospectus include the underlying master fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other feeder funds may invest in the same underlying mutual fund. Those other funds may have lower fees and/or expenses, and correspondingly higher performance, than your fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund.

More on risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

You should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the funds to maintain a $1.00 per share net asset value. In a situation where the fund would otherwise break the buck, the fund could maintain a $1.00 per share net asset value by reducing the number of shares owned by each shareholder, which would have the same economic effect on a shareholder as breaking the buck.

You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you do not lose money on your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of your investment in the fund may go down. When interest rates go down, the income received by the fund, and the fund’s yield, may decline. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise.

10	Western Asset Institutional Cash Reserves

Recent market events risk. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.

Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or the withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets.

Credit risk. An issuer or other obligor (such as a party providing insurance or other credit enhancement) may fail to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If a single entity provides credit enhancement to more than one of the fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on the fund. If the fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights.

Although a fund’s investments may be treated as short-term securities for the purposes of meeting regulatory maturity limitations, the actual maturity of a security may be longer, and the security’s value may decline on the basis of perceived longer term credit risk of the issuer.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the subadviser believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause you to lose money.

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders. A fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. The implementation of the new requirements recently adopted for money market funds may have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated.

Structured securities risk. The value of a structured security depends on the value of the underlying assets and the terms of the particular security. Investment by the fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Concentration risk. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and other financial services companies. This means that an investment in the fund may be particularly susceptible to adverse events affecting the financial services sector worldwide. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit

Western Asset Institutional Cash Reserves	11

More on the fund’s investment strategies, investments and risks cont’d markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks have been particularly hard hit by problems in the real estate industry including defaults by borrowers and litigation relating to mortgage banking practices. Other bank activities such as investments in derivatives and foreign exchange practices also have caused losses. Governmental entities have in the past provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve foreign investments risk.

Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

In response to the financial crisis that began in 2008, the Federal Reserve attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. This support has recently ended. As a result, mortgage rates may rise and prices of mortgage-backed securities may fall. To the extent the fund’s assets are invested in mortgage-backed securities, returns to fund investors may decline.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

12	Western Asset Institutional Cash Reserves

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Liquidity risk. The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. These illiquid investments may also be difficult to value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Money market fund reform risk. New requirements for money market funds will take effect over the course of 2015 and 2016. The new regulations will impact funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest. “Retail” money market funds will generally limit their beneficial owners to natural persons. All other money market funds will be considered to be “institutional” money market funds.

“Prime” money market funds will be permitted to invest primarily in corporate or other non-governmental securities, “U.S. government” money market funds will be required to invest a very high percentage of their assets in U.S. government securities and “municipal” money market funds will be required to invest significantly in municipal securities. Under the new requirements, institutional prime money market funds and institutional municipal money market funds will be required to sell and redeem shares at prices based on their market value (a floating net asset value). Retail money market funds and institutional U.S. government money market funds will not be subject to the floating net asset value requirement. The new rules will also permit or require both retail and institutional money market funds to impose liquidity fees and suspend redemptions temporarily in certain circumstances. As a result, money market funds will be required to implement changes that will impact and may adversely affect the funds and their investors.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Risk relating to investments by other funds. Other funds, including affiliated funds, may invest in the fund. From time to time, the fund may experience relatively large redemptions or investments from these funds as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

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More on the fund’s investment strategies, investments and risks cont’d

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI. The fund intends to make complete portfolio holdings information as of the last business day of each month available on the fund’s website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Monthly portfolio holdings information will be available on the fund’s website for at least six months after posting.

For information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the drop down menu.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of September 30, 2014, LMPFA’s total assets under management were approximately $247 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2014, the total assets under management of Western Asset and its supervised affiliates were approximately $471.6 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2014, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $707.8 billion.

Management fee

The fund pays a management fee at an annual rate of 0.20% of its average daily net assets.

For the fiscal year ended August 31, 2014, the fund paid LMPFA an effective management fee of 0.09% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 28, 2014.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses for Class L shares are not expected to exceed 0.30% of the class’ average daily net assets, subject to recapture as described below. This arrangement is expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is also permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above, or any other lower limit then in effect.

Recordkeeping fees

The fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class L shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial

Western Asset Institutional Cash Reserves	15

More on fund management cont’d

intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

16	Western Asset Institutional Cash Reserves

Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under ”Share price/Fund business days” below.

The fund may offer one or more additional classes of shares. Only Class L shares are offered through this Prospectus.

You may set up an account to buy shares only through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”).

You should contact your Service Agent to open an account to buy shares. Your Service Agent may charge an annual account maintenance fee.

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares of the fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

–  Name of fund being bought

–  Class of shares being bought

–  Dollar amount or number of shares being bought

–  Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire you must contact your Service Agent to arrange for the wiring of federal funds.
Through the fund

If you hold your shares in an account with the fund, contact the fund at 1-877-721-1926 or 1-203-703-6002 to make arrangements to buy shares.

If you are purchasing shares by wiring federal funds, you must contact the fund at 1-877-721-1926 or 1-203-703-6002 to arrange for the wiring of federal funds. If you are purchasing by check, enclose a check to pay for the shares.

Orders may be received by mail as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55083

Boston, MA 02205-5083

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Purchase requests placed by telephone during the fund service desk’s hours of operation and received in good order will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

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Buying shares cont’d

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by the fund in good order prior to the fund’s close of business on a fund business day, shares purchased will normally be entitled to receive dividends declared on that day and orders received after the fund’s close of business on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

If you are purchasing through a Service Agent, you should check with your Service Agent to determine when your purchase order will be effective.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

18	Western Asset Institutional Cash Reserves

Redeeming shares

Generally

You may redeem shares of the fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-203-703-6002 to redeem shares of the fund.

Redemption proceeds

You normally will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by your Service Agent or the transfer agent after the fund makes its final net asset value calculation on that business day (normally 5:00 p.m. (Eastern time)), on the next business day. The fund may delay payment for one business day under certain circumstances and may delay beyond one business day if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, or in the circumstances described below.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities instead of cash. You may pay transaction costs to dispose of the securities, and you may receive less than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 55083

Boston, MA 02205–5083

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Your written request must provide the following:

–  The fund name, the class of shares being redeemed and your account number

–  The dollar amount or number of shares being redeemed

–  Signature of each owner exactly as the account is registered

–  Signature guarantees, as applicable (see “Other things to know about transactions”)

Western Asset Institutional Cash Reserves	19

Redeeming shares cont’d

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 or 1-203-703-6002.

Please have the following information ready when you place your redemption request:

–  Name of fund being redeemed

–  Class of shares being redeemed

–  Account number

If you hold your shares directly with the fund and your telephonic redemption request is placed with the fund service desk during the fund service desk’s hours of operation and received in good order, your request will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-203-703-6002.

20	Western Asset Institutional Cash Reserves

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see ”Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund. Neither the manager nor the fund is currently approved, registered or otherwise permitted to market to prospective investors which are domiciled in, or with a registered office in, any jurisdiction within the Member States of the European Union and the European Economic Area under any legislation implementing the Alternative Investment Fund Managers Directive (the “AIFMD”) and the supplementing Level 2 Delegated Regulation to the AIFMD in the relevant country.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption orders by telephone. In that case, shareholders should consider using the fund’s other redemption procedures described under “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Western Asset Institutional Cash Reserves	21

Other things to know about transactions cont’d

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Reduction in number of shares

In order to maintain a $1.00 per share net asset value, if the value of a fund’s assets were to decline, the fund could reduce the number of its outstanding shares through a reverse stock split. If this happens, although each share would continue to be valued at $1.00 per share, each shareholder will own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. By investing in a fund, you agree to this reduction should it become necessary to maintain a $1.00 per share net asset value.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

United Kingdom investors

The Facilities Agent for the fund is Western Asset Management Company Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Square, Primrose Street, London EC2A 2EN.

The fund has received an order from the U.K. Financial Services Authority (now, the U.K. Financial Conduct Authority) granting recognition under the U.K. Financial Services and Markets Act 2000. U.K. investors may obtain copies of the fund’s current Prospectus, Declaration of Trust (including amendments thereto), and Annual and Semi-Annual Reports to Shareholders from the Facilities Agent. U.K. investors may also obtain information about the price of shares in the fund and how a shareholder may arrange for the redemption of shares in the fund and for payment for these shares. U.K. investors may submit complaints to the U.K. Facilities Agent which will be forwarded to the manager of the fund. Investors in the fund are not covered by the Financial Services Compensation Scheme.

22	Western Asset Institutional Cash Reserves

Dividends, other distributions and taxes

Dividends and other distributions

The fund calculates its net income and declares dividends each business day when it makes its final net asset value calculation. See “Buying shares” above for information about when recently purchased shares begin to earn dividends and “Redeeming shares” above for information about when shares redeemed cease to earn dividends. Dividends are distributed once a month, on or before the last business day of the month.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether the distributions are paid in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary dividends. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates.

If you redeem shares, it is generally a taxable event. However, you will not have any gain or loss on the redemption so long as the fund maintains a net asset value of $1.00 per share.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions, if any, paid by the fund.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or fund will provide you with information about the distributions and dividends you received. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset Institutional Cash Reserves	23

Share price/Fund business days

You may buy or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund typically calculates its NAV as of each hour from 9:00 a.m. (Eastern time) until its close of business on each fund business day. However, the fund could, without advance notice, determine not to make one or more intraday calculations for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual fund purchase or redemption activity. If the fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined intraday or closing NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the fund reserves the right to close early and make its final NAV calculation as of the time of the early close.

The fund normally closes for business at 5:00 p.m. (Eastern time). When the NYSE closes early on a business day before or after a day on which a national holiday is celebrated, the fund will close for business and make its final NAV calculation as of such time the NYSE closes. For calendar year 2015, it is expected that the NYSE will close early at 1:00 p.m. (Eastern time) on November 27, 2015 and December 24, 2015.

To determine whether the fund is open for business, please call the fund at 1-877-721-1926 or 1-203-703-6002. The fund service desk is generally open between 8:00 a.m. and 5:30 p.m. (Eastern time) but may close early under certain circumstances. You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

24	Western Asset Institutional Cash Reserves

Financial highlights

The financial highlights table is intended to help you understand the performance of Class L shares for the past five years, unless otherwise noted. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Class L share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class L Shares	2014[1]		2013[1]	2012	2011	2010
Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.000	[2]	0.001	0.001	0.002	0.002
Net realized gain (loss)[2]	0.000		0.000	(0.000)	0.000	0.000
Total income from operations	0.000	[2]	0.001	0.001	0.002	0.002
Less distributions from:
Net investment income	(0.000)	[2]	(0.001)	(0.001)	(0.002)	(0.002)
Net realized gains	(0.000)	[2]	(0.000) [2]	(0.000) [2]	—	—
Total distributions	(0.000)	[2]	(0.001)	(0.001)	(0.002)	(0.002)
Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.000
Total return[3]	0.02%		0.07%	0.13%	0.15%	0.15%
Net assets, end of year (millions)	$660		$556	$511	$703	$745
Ratios to average net assets:
Gross expenses[4]	0.42%[5]		0.43%[5]	0.33%	0.32%	0.32%
Net expenses[4,6,7]	0.16	[8]	0.18	0.19	0.20	0.22
Net investment income	0.02		0.07	0.13	0.15	0.15

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.

[5]	The gross expenses do not reflect the reduction in the Fund’s management fee by the amount paid by the Fund for its allocable share of the management fee paid by Prime Cash Reserves Portfolio.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class L shares did not exceed 0.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset Institutional Cash Reserves	25

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926 or 1-203-703-6002.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Institutional Cash Reserves

Class L Shares

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926 or 1-203-703-6002, or by writing to the fund at 100 First Stamford Place, Attn: Shareholders Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no(s). 811-6740)

FD03103ST 12/14